EXHIBIT 10.1

Execution Version

EIGHTH AMENDMENT
TO
CREDIT AGREEMENT
DATED AS OF AUGUST 20, 2018
AMONG
CALIFORNIA RESOURCES CORPORATION,
AS THE BORROWER,
JPMORGAN CHASE BANK, N.A.,
AS ADMINISTRATIVE AGENT,
AND
THE LENDERS
PARTY HERETO

509265-1868-26987857.8

EIGHTH AMENDMENT TO CREDIT AGREEMENT
This Eighth Amendment to Credit Agreement (this “Amendment”) dated as of August 20, 2018, is among California Resources Corporation, a Delaware corporation (the “Borrower”), each of the undersigned Guarantors, each Lender party hereto, and JPMorgan Chase Bank, N.A., as administrative agent for the Lenders (in such capacity, together with its successors and assigns, the “Administrative Agent”).
RECITALS
A.    The Borrower, the Administrative Agent and the Lenders from time to time party thereto have entered into that certain Credit Agreement dated as of September 24, 2014 (as amended by the First Amendment to Credit Agreement dated as of February 25, 2015, the Second Amendment to Credit Agreement dated as of November 2, 2015, the Third Amendment to Credit Agreement dated as of February 23, 2016, the Fourth Amendment to Credit Agreement dated as of April 22, 2016, the Fifth Amendment and Waiver to Credit Agreement dated as of August 12, 2016, the Sixth Amendment to Credit Agreement dated as of February 14, 2017, the Seventh Amendment to Credit Agreement dated as of November 9, 2017 and as further amended, restated, modified or supplemented from time to time, the “Credit Agreement”).
B.    The Borrower has requested and the Administrative Agent and the Lenders party hereto have agreed to amend certain provisions of the Credit Agreement on the terms and conditions set forth herein.
C.    NOW, THEREFORE, to induce the Administrative Agent and the Lenders to enter into this Amendment and in consideration of the premises and the mutual covenants herein contained, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
Section 1.    Definitions. Unless otherwise defined in this Amendment, each capitalized term used in this Amendment, including the recitals hereto, has the meaning assigned to such term in the Credit Agreement as amended hereby. Unless otherwise indicated, all section references in this Amendment refer to sections of the Credit Agreement.
Section 2.    Amendments to Credit Agreement.
2.1    Amendment to Section 1.1.
(a)The following defined terms are hereby added in appropriate alphabetical order to read in their entirety as follows:
“Beneficial Ownership Certification” means a certification regarding beneficial ownership as required by the Beneficial Ownership Regulation.
“Beneficial Ownership Regulation” means 31 C.F.R. § 1010.230.

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“Eighth Amendment” shall mean that certain Eighth Amendment to Credit Agreement, dated as of August 15, 2018, among the Borrower, the Guarantors, the Administrative Agent and the Lenders party thereto.
“Eighth Amendment Effective Date” shall mean the Effective Date (as defined in the Eighth Amendment).
2.2    Addition of Section 9.26.
(a)    A new Section 9.26 is hereby added to the Credit Agreement to read in its entirety as follows:
9.26     Beneficial Ownership. As of the Eighth Amendment Effective Date, to the best knowledge of the Borrower, the information included in the Beneficial Ownership Certification provided on or prior to the Eighth Amendment Effective Date to any Lender in connection with this Agreement is true and correct in all respects.
2.3    Amendments to Section 10.1(f).
(a)    Section 10.1(f) of the Credit Agreement is hereby amended as follows:
(i)    The word “and” at the end of Section 10.1(f)(ii) is hereby replaced with “,”; and
(ii)    A new Section 10.1(f)(iv) is hereby added to read in its entirety as follows:
“(iv) promptly following any request therefor, information and documentation reasonably requested by the Administrative Agent or any Lender for purposes of compliance with applicable “know your customer” and anti-money laundering rules and regulations, including the Patriot Act and the Beneficial Ownership Regulation.”
2.4    Addition of Section 10.1(g).
(a)    A new Section 10.1(g) is hereby added to the Credit Agreement to read in its entirety as follows:
(g)    Beneficial Ownership. Prompt written notice of any change in the information provided in the Beneficial Ownership Certification delivered to any Lender that would result in a change to the list of beneficial owners identified in such certification.
2.5    Amendments to Section 11.1.
(a)    Section 11.1(z) of the Credit Agreement is hereby amended as follows:
(i)    An “(x)” is hereby added to the beginning of such Section 11.1(z);
(ii)    The phrase “and any Permitted Refinancing Indebtedness issued or incurred to refinance such Indebtedness” is hereby deleted; and

(iii)    A new phrase is hereby added to the end of such Section 11.1(z) to read in its entirety as follows:
“and (y) any Permitted Refinancing Indebtedness issued or incurred to refinance such Indebtedness;”
(b)    Section 11.1(aa) of the Credit Agreement is hereby amended by deleting the phrase “that satisfies the requirements of clause (x) of this Section 11.1(aa)”.
2.6    Amendments to Section 11.7.
(a)    Section 11.7(a)(iii) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:
“(x) prepay, repurchase, redeem or defease any Permitted Additional Debt, the Senior Notes, Permitted Second Lien Indebtedness or Permitted Junior Refinancing Indebtedness with the proceeds of Revolving Loans in an amount not to exceed $300,000,000 in the aggregate for all such prepayments, repurchases, redemptions and defeasements and (y) following any Non-Borrowing Base Disposition that occurs on or after the Eighth Amendment Effective Date, prepay, repurchase, redeem or defease any Permitted Additional Debt, the Senior Notes, Permitted Second Lien Indebtedness or Permitted Junior Refinancing Indebtedness with the proceeds of Revolving Loans in an amount equal to the positive difference, if any, between (A) the amount of proceeds of such Non-Borrowing Base Disposition that would be permitted to be used to prepay, repurchase, redeem or defease any Permitted Additional Debt, Senior Notes, Permitted Second Lien Indebtedness or Permitted Junior Refinancing Indebtedness pursuant to Section 11.7(a)(i) and (B) the amount of proceeds of such Non-Borrowing Base Disposition that were previously used to prepay, repurchase, redeem or defease Permitted Additional Debt, Senior Notes Permitted Second Lien Indebtedness or Permitted Junior Refinancing Indebtedness pursuant to Section 11.7(a)(i);”
(b)    Section 11.7(a)(iv) of the Credit Agreement is hereby amended by replacing the “.” at the end of such Section 11.7(a)(iv) with “; and”.
(c)    A new Section 11.7(a)(v) is hereby added to the Credit Agreement to read in its entirety as follows:
“prepay, repurchase, redeem, defease or exchange the Senior Notes, Permitted Additional Debt, any Permitted Junior Indebtedness or any Permitted Refinancing Indebtedness in respect of the foregoing with Net Cash Proceeds of any Permitted Refinancing Indebtedness issued or incurred to refinance such Indebtedness.”
(d)    The proviso and the end of Section 11.7(a) is hereby amended as follows:
(i)    The amount of “$250,000,000” in clause (1) of such proviso is hereby replaced with “$300,000,000”;

(ii)    The phrase “of 20% to par or greater” in clause (4) of such proviso is hereby replaced with “to par” and the phrase “in the case of any prepayment, repurchase, redemption, defeasance or exchange pursuant to Sections 11.7(a)(i) to (iv),” is hereby inserted at the beginning of such clause (4);
(iii)    Clause (5) of such proviso is amended and restated in its entirety to read as follows:
“(5) in the case of any prepayment, repurchase, redemption, defeasance or exchange with Net Cash Proceeds of Permitted Refinancing Indebtedness or Permitted Junior Refinancing Indebtedness, if such Permitted Refinancing Indebtedness or Permitted Junior Refinancing Indebtedness is secured by the Liens on the Collateral that secure the First Out Obligations, after giving pro forma effect to such prepayment, repurchase, redemption, defeasance or exchange there is no increase in the Consolidated Interest Charges as were in effect at the Eighth Amendment Effective Date.”
2.7    Amendments to Section 14.6.
(a)    Section 14.6(b)(i)(A)(1) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:
“(1) to a Lender, an Affiliate of such assigning Lender or an Approved Fund or”
(b)    Section 14.6(b)(i)(B) of the Credit Agreement is hereby amended by deleting the phrase “, a Swingline Lender or a Letter of Credit Issuer”.
Section 3.    Effectiveness. This Amendment shall become effective on the first date on which each of the conditions set forth in this Section 3 is satisfied (the “Effective Date”):
3.1    The Administrative Agent shall have received duly executed counterparts (in such number as may be requested by the Administrative Agent) of this Amendment from the Borrower, each Guarantor and Lenders constituting the Majority Lenders.
3.2    The Administrative Agent shall have received a certificate from an Authorized Officer of the Borrower certifying that attached thereto is a true and complete copy of an amendment to the First Out Substitute Credit Facility Agreement that amends Section 11.1 and Section 11.7 thereof in (a) substantially the same manner as the amendments to the Credit Agreement effected by Section 2.4 and Section 2.5 of this Amendment or (b) a manner otherwise acceptable to the Borrower, provided that in the case of (b), either (i) the provisions of the First Out Substitute Credit Facility Agreement after giving effect to the amendments to be made by such amendment are not materially more restrictive, taken as a whole, to the Borrower and its Subsidiaries, than the provisions of the Credit Agreement after giving effect to the amendments to be made by this Amendment or (ii) if such amended provisions are materially more restrictive, the Lenders receive the benefit of the more restrictive terms.
3.3    The Borrower shall have paid (a) an amendment fee payable to the Administrative Agent for the account of each of the Lenders executing a counterpart of this Amendment in an amount equal to 10 basis points on each such Lender’s Commitment in effect on the date hereof and (b) to the extent invoiced, all fees and other amounts due and payable on or prior to the Effective Date, including all reasonable out-of-pocket expenses required to be reimbursed or paid by the Borrower under the Credit Agreement.
3.4    No Default or Event of Default shall have occurred and be continuing as of the date hereof, after giving effect to the terms of this Amendment.
3.5    To the extent the Borrower qualifies as a “legal entity customer” under the Beneficial Ownership Regulation, at least five days prior to the Effective Date, any Lender that has requested, in a written notice to the Borrower at least 10 days prior to the Effective Date, a Beneficial Ownership Certification in relation to the Borrower shall have received such Beneficial Ownership Certification (provided that, upon the execution and delivery by such Lender of its signature page to this Amendment, the condition set forth in this Section 3.5 shall be deemed to be satisfied).
Section 4.    Termination. If one or more of the conditions set forth in Section 3 hereof has not been satisfied on or before October 31, 2018 (the “Termination Date”), this Amendment shall automatically terminate on the Termination Date and shall be of no force or effect.
Section 5.    Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.
Section 6.    Miscellaneous.
6.1    (a) On and after the effectiveness of this Amendment, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, and each reference in each other Credit Document to “the Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as amended or otherwise modified by this Amendment; (b) the execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any default of the Borrower or any right, power or remedy of the Administrative Agent or the Lenders under any of the Credit Documents, nor constitute a waiver of any provision of any of the Credit Documents; (c) this Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and any of the parties hereto may execute this Agreement by signing any such counterpart; (d) delivery of an executed counterpart of a signature page to this Amendment by telecopier or electronic mail shall be effective as delivery of a manually executed counterpart of this Amendment; and (e) unless otherwise specified, each Lender’s executed signature page to this Amendment constitutes such Lender’s signature in all its capacities under the Credit Agreement.
6.2    Neither the execution by the Administrative Agent or the Lenders of this Amendment, nor any other act or omission by the Administrative Agent or the Lenders or their officers in connection herewith, shall be deemed a waiver by the Administrative Agent or the Lenders of any defaults which may exist or which may occur in the future under the Credit Agreement and/or the other Credit Documents (collectively “Violations”). Similarly, nothing contained in this Amendment shall directly or indirectly in any way whatsoever either: (a)

impair, prejudice or otherwise adversely affect the Administrative Agent’s or the Lenders’ right at any time to exercise any right, privilege or remedy in connection with the Credit Documents with respect to any Violations; (b) except for the amendments set forth herein, amend or alter any provision of the Credit Agreement, the other Credit Documents, or any other contract or instrument; or (c) constitute any course of dealing or other basis for altering any obligation of the Borrower or any right, privilege or remedy of the Administrative Agent or the Lenders under the Credit Agreement, the other Credit Documents, or any other contract or instrument. Nothing in this letter shall be construed to be a consent by the Administrative Agent or the Lenders to any Violations.
6.3    The Borrower and each Guarantor hereby (a) acknowledges the terms of this Amendment; (b) ratifies and affirms its obligations under, and acknowledges, renews and extends its continued liability under, each Credit Document to which it is a party and agrees that each Credit Document to which it is a party remains in full force and effect, except as expressly amended or modified hereby; and (c) represents and warrants to the Lenders that as of the Effective Date, after giving effect to the terms of this Amendment: (i) all of the representations and warranties contained in each Credit Document to which it is a party are true and correct in all material respects (unless already qualified by materiality in which case such applicable representation and warranty shall be true and correct), except to the extent any such representations and warranties are expressly limited to an earlier date, in which case, such representations and warranties shall continue to be true and correct in all material respects (unless already qualified by materiality in which case such applicable representation and warranty shall be true and correct) as of such specified earlier date, and (ii) no Default or Event of Default has occurred and is continuing.
6.4    The Borrower represents and warrants that it does not qualify as a “legal entity customer” under the Beneficial Ownership Regulation as of the date hereof and will not so qualify as of the Effective Date, and the parties hereto accordingly acknowledge and agree that no Beneficial Ownership Certification will be delivered in connection with this Amendment.
6.5    This Amendment is a Credit Document as defined and described in the Credit Agreement and all of the terms and provisions of the Credit Agreement relating to Credit Documents shall apply hereto.
6.6     THE CREDIT AGREEMENT AND THE OTHER CREDIT DOCUMENTS, INCLUDING THIS AMENDMENT, embody the entire agreement and understanding between the parties and supersede all other agreements and understandings between such parties relating to the subject matter hereof and thereof AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.
[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their officers thereunto duly authorized as of the date first above written.

BORROWER:	CALIFORNIA RESOURCES CORPORATION

	By:	/s/ Marshall D. Smith
	Name:	Marshall D. Smith
	Title:	Senior Executive Vice President and Chief Financial Officer

Signature Page
CALIFORNIA RESOURCES CORPORATION - Eighth Amendment
509265-1868-26987857.8

GUARANTORS:
CALIFORNIA HEAVY OIL, INC.
CALIFORNIA RESOURCES LONG BEACH, INC.
CALIFORNIA RESOURCES PETROLEUM CORPORATION
CALIFORNIA RESOURCES PRODUCTION CORPORATION
CALIFORNIA RESOURCES TIDELANDS, INC.
SOUTHERN SAN JOAQUIN PRODUCTION, INC.
THUMS LONG BEACH COMPANY

	By:	/s/ Marshall D. Smith
	Name:	Marshall D. Smith
	Title:	Senior Executive Vice President and Chief Financial Officer

Signature Page
CALIFORNIA RESOURCES CORPORATION - Eighth Amendment
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CALIFORNIA RESOURCES ELK HILLS, LLC CRC CONSTRUCTION SERVICES, LLC CRC SERVICES, LLC SOCAL HOLDING, LLC CALIFORNIA RESOURCES REAL ESTATE VENTURES, LLC

By:	/s/ Marshall D. Smith
Name:	Marshall D. Smith
Title:	Senior Executive Vice President and Chief Financial Officer of California Resources Corporation, its Sole Member

Signature Page
CALIFORNIA RESOURCES CORPORATION - Eighth Amendment
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CALIFORNIA RESOURCES WILMINGTON , LLC

By:	/s/ Marshall D. Smith
Name:	Marshall D. Smith
Title:	Senior Executive Vice President and Chief Financial Officer of California Resources Corporation, its Sole Member

Signature Page
CALIFORNIA RESOURCES CORPORATION - Eighth Amendment
509265-1868-26987857.8

CRC MARKETING, INC.

By:	/s/ Danial Adam Smith
Name:	Danial Adam Smith
Title:	Assistant Secretary

Signature Page
CALIFORNIA RESOURCES CORPORATION - Eighth Amendment
509265-1868-26987857.8

TIDELANDS OIL PRODUCTION COMPANY

By:	/s/ Ivan Gaydarov
Name:	Ivan Gaydarov
Title:	Vice President and Treasurer of California Resources Tidelands, Inc., its Managing Partner

CALIFORNIA RESOURCES COLES LEVEE, LLC

By:	/s/ Ivan Gaydarov
Name:	Ivan Gaydarov
Title:	Vice President and Treasurer

CALIFORNIA RESOURCES COLES LEVEE, L.P.

By:	/s/ Ivan Gaydarov
Name:	Ivan Gaydarov
Title:	Vice President and Treasurer of California Resources Coles Levee, LLC, its General Partner

Signature Page
CALIFORNIA RESOURCES CORPORATION - Eighth Amendment
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JPMORGAN CHASE BANK, N.A., as Administrative Agent and Lender

By:	/s/ Benjamin MacDonald
Name:	BENJAMIN MACDONALD
Title:	VICE PRESIDENT

Signature Page
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509265-1868-26987857.8

BANK OF AMERICA, N.A., as Syndication Agent, Letter of Credit Issuer, Swingline Lender, and as Revolving Lender

By:	/s/ Edna Aguilar Mitchell
Name:	Edna Aguilar Mitchell
Title:	Director

Signature Page
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509265-1868-26987857.8

CITIBANK, N.A., as Documentation Agent, Letter of Credit Issuer, Revolving Lender and Term Loan Lender

By:	/s/ Eamon Baqui
Name:	Eamon Baqui
Title:	Vice President

Signature Page
CALIFORNIA RESOURCES CORPORATION - Eighth Amendment
509265-1868-26987857.8

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Documentation Agent, Letter of Credit Issuer, Revolving Lender and Term Loan Lender

By:	/s/ Michael A. Tribolet
Name:	Michael A. Tribolet
Title:	Managing Director

Signature Page
CALIFORNIA RESOURCES CORPORATION - Eighth Amendment
509265-1868-26987857.8

MUFG Bank, Ltd. (f/k/a The Bank of Tokyo-Mitsubishi UFJ, Ltd.), as a Lender

By:	/s/ Kevin Sparks
Name:	Kevin Sparks
Title:	Director

Signature Page
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509265-1868-26987857.8

[LENDER] U.S. Bank National Association

By:	/s/ Karen Boyer
Name:	Karen Boyer
Title:	Senior Vice President

Signature Page
CALIFORNIA RESOURCES CORPORATION - Eighth Amendment
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Morgan Stanley Senior Funding Inc

By:	/s/ Kevin Newman
Name:	Kevin Newman
Title:	Vice President

Signature Page
CALIFORNIA RESOURCES CORPORATION - Eighth Amendment
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HSBC BANK USA, N.A., as a Lender,

By:	/s/ Benjamin Halperin
Name:	Benjamin Halperin
Title:	Managing Director

Benjamin Halperin
Authorized Signatory #21357

Signature Page
CALIFORNIA RESOURCES CORPORATION - Eighth Amendment
509265-1868-26987857.8

GOLDMAN SACHS BANK USA, as a Lender

By:	/s/ Jamie Minieri
Name:	Jamie Minieri
Title:	Authorized Signatory

Signature Page
CALIFORNIA RESOURCES CORPORATION - Eighth Amendment
509265-1868-26987857.8

COMPASS BANK

By:	/s/ Rachel Festervand
Name:	Rachel Festervand
Title:	Sr. Vice President

Signature Page
CALIFORNIA RESOURCES CORPORATION - Eighth Amendment
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Mizuho Bank, Ltd.

By:	/s/ Raymond Ventura
Name:	Raymond Ventura
Title:	Managing Director

Signature Page
CALIFORNIA RESOURCES CORPORATION - Eighth Amendment
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SOCIETE GENERALE

By:	/s/ Diego Medina
Name:	Diego Medina
Title:	Director

Signature Page
CALIFORNIA RESOURCES CORPORATION - Eighth Amendment
509265-1868-26987857.8

DNB Capital LLC

By:	/s/ Byron Cooley
Name:	Byron Cooley
Title:	Senior Vice President

By:	/s/ Robert Dupree
Name:	Robert Dupree
Title:	Senior Vice President

Signature Page
CALIFORNIA RESOURCES CORPORATION - Eighth Amendment
509265-1868-26987857.8

Sumitomo Mitsui Banking Corp.

By:	/s/ Hiroyuki Maeda
Name:	Hirouki Maeda
Title:	Managing Director & Joint General Counsel

Signature Page
CALIFORNIA RESOURCES CORPORATION - Eighth Amendment
509265-1868-26987857.8

BANK OF AMERICA, N.A., as Syndication Agent, Letter of Credit Issuer, Swingline Lender, and as Revolving Lender

By:	/s/ Neil Derfler
Name:	Neil Derfler
Title:	Relationship Manager - Vice President

By:	/s/ Francesco Di Mario
Name:	Francesco Di Mario
Title:	Head of Credit - First Vice President

Signature Page
CALIFORNIA RESOURCES CORPORATION - Eighth Amendment
509265-1868-26987857.8

BP Energy Company

By:	/s/ Timothy Yee
Name:	Timothy Yee
Title:	Attorney-in-Fact

Signature Page
CALIFORNIA RESOURCES CORPORATION - Eighth Amendment
509265-1868-26987857.8

BANC OF AMERICA CREDIT PRODUCTS, INC.

By:	/s/ Margaret Sang
Name:	Margaret Sang
Title:	Vice President

Signature Page
CALIFORNIA RESOURCES CORPORATION - Eighth Amendment
509265-1868-26987857.8

Morgan Stanley Bank NA

By:	/s/ Kevin Newman
Name:	Kevin Newman
Title:	Authorized Signatory

Signature Page
CALIFORNIA RESOURCES CORPORATION - Eighth Amendment
509265-1868-26987857.8